Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes
The significant components of income tax expense (benefit) from continuing operations were as follows.

Year ended December 31, ($ in millions)	2015	2014	2013
Current income tax expense (benefit)
U.S. federal	$—	$(3)	$—
Foreign	6	8	4
State and local	3	5	—
Total current expense	9	10	4
Deferred income tax expense (benefit)
U.S. federal	454	270	(67)
Foreign	1	2	(1)
State and local	32	39	5
Total deferred expense (benefit)	487	311	(63)
Total income tax expense (benefit) from continuing operations	$496	$321	$(59)

A reconciliation of income tax expense (benefit) from continuing operations with the amounts at the statutory U.S. federal income tax rate is shown in the following table.

Year ended December 31, ($ in millions)	2015	2014	2013
Statutory U.S. federal tax expense	$488	$436	$125
Change in tax resulting from
State and local income taxes, net of federal income tax benefit	38	48	16
Effect of valuation allowance change	(26)	(64)	(154)
Nondeductible expenses	14	31	26
Tax credits	(12)	(10)	(45)
Changes in unrecognized tax benefits	(5)	(63)	(10)
Tax law enactment	—	(39)	(44)
Other, net	(1)	(18)	27
Total income tax expense (benefit) from continuing operations	$496	$321	$(59)

For the year ended December 31, 2015, consolidated income tax expense from continuing operations is largely driven by tax attributable to pretax earnings for the year, offset by tax benefits recognized from the release of our valuation allowance on capital loss carryforwards utilized against current year capital gains. For the year ended December 31, 2014, consolidated income tax expense from continuing operations was largely driven by tax attributable to pretax earnings for the year, offset by tax benefits recognized from the release of a portion of our valuation allowance on capital loss carryforwards utilized against 2014 capital gains, a reduction in the liability for unrecognized tax benefits that resulted from the completion of the U.S. federal audit related to our 2009 tax year, and the reinstatement of the active financing exception included in the Tax Increase Prevention Act of 2014. For the year ended December 31, 2013, consolidated income tax benefit from continuing operations was largely driven by a release of a portion of our valuation allowance related to the measurement of foreign tax credit carryforwards anticipated to be utilized in the future and release of our valuation allowance on capital loss carryforwards utilized against 2013 capital gains. Additional benefit was also recognized from a tax law enactment that retroactively reinstated the active financing exception.
As of each reporting date, we consider existing evidence, both positive and negative, that could impact our view with regard to future realization of deferred tax assets. We continue to believe it is more likely than not that the benefit for certain foreign tax credit, state net operating loss, and state capital loss carryforwards will not be realized. In recognition of this risk, we continue to provide a partial valuation allowance on the deferred tax assets relating to these carryforwards.
The sale of our joint venture in China, which was completed in January 2015, resulted in additional capital gains that allowed us to realize our remaining U.S. federal capital loss carryforwards. This resulted in an income tax benefit upon the reversal of the valuation allowance on the related deferred tax asset.
The significant components of deferred tax assets and liabilities are reflected in the following table.

December 31, ($ in millions)	2015	2014
Deferred tax assets
Tax credit carryforwards	$1,941	$1,911
Tax loss carryforwards	950	1,158
Adjustments to loan value	311	520
State and local taxes	194	227
Unearned insurance premiums	141	141
Hedging transactions	99	139
Other	212	210
Gross deferred tax assets	3,848	4,306
Valuation allowance	(582)	(734)
Deferred tax assets, net of valuation allowance	3,266	3,572
Deferred tax liabilities
Lease transactions	1,273	1,148
Deferred acquisition costs	403	378
Debt transactions	162	161
Other	69	78
Gross deferred tax liabilities	1,907	1,765
Net deferred tax assets (a)	$1,359	$1,807

(a)
Total net deferred tax assets includes $1,369 million of net deferred tax assets included in other assets on our Consolidated Balance Sheet for tax jurisdictions in a total net deferred tax asset position and $10 million included in accrued expenses and other liabilities on our Consolidated Balance Sheet for tax jurisdictions in a total net deferred tax liability position at December 31, 2015.

The following table summarizes net deferred tax assets including related valuation allowances at December 31, 2015.

($ in millions)	Deferred Tax Asset/(Liability)		Valuation Allowance	Net Deferred Tax Asset/(Liability)	Years of Expiration
Tax credit carryforwards
Foreign tax credits	$1,748		$(472)	$1,276	2016 - 2025
General business credits	173		—	173	2032 - 2035
AMT credits	20		—	20	n/a
Total tax credit carryforwards	1,941		(472)	1,469
Tax loss carryforwards
Net operating losses — federal	950		—	950	2031 - 2033
Net operating losses — state	208	(a)	(77)	131	2016 - 2035
Capital losses — state	28	(a)	(28)	—	2016 - 2017
Total tax loss carryforwards	1,186		(105)	1,081
Other deferred tax assets	721		(5)	716	n/a
Deferred tax assets	3,848		(582)	3,266
Deferred tax liabilities	(1,907)		—	(1,907)	n/a
Net deferred tax assets	$1,941		$(582)	$1,359

(a)	State net operating loss and capital loss carryforwards are included in the state and local taxes total disclosed in our deferred inventory table above.
As of December 31, 2015, we do not assert that any foreign earnings are indefinitely reinvested outside of the United States. As a result, all deferred tax liabilities for incremental U.S. tax that stem from temporary differences related to investments in foreign subsidiaries or foreign corporate joint ventures have been recognized as of December 31, 2015.
The following table provides a reconciliation of the beginning and ending amount of unrecognized tax benefits.

($ in millions)	2015	2014	2013
Balance at January 1,	$191	$262	$102
Additions based on tax positions related to the current year	—	—	174
Additions for tax positions of prior years	7	9	1
Settlements	(10)	(79)	(14)
Expiration of statute of limitations	(3)	(1)	(1)
Balance at December 31,	$185	$191	$262
Included in the unrecognized tax benefits balances are some items, the recognition of which would not affect the effective tax rate, such as the tax effect of certain temporary differences and the portion of gross state unrecognized tax benefits that would be offset by the tax benefit of the associated federal deduction. At December 31, 2015, 2014, and 2013, the balance of unrecognized tax benefits that, if recognized, would affect our effective tax rate is $177 million, $182 million, and $240 million, respectively.
We recognize accrued interest and penalties related to uncertain income tax positions in interest expense and other operating expenses, respectively. For the years ended December 31, 2015, 2014, and 2013, less than $1 million, $1 million, and $2 million, respectively, were accrued for interest and penalties with the cumulative accrued balance totaling $2 million at December 31, 2015, $5 million at December 31, 2014, and $7 million at December 31, 2013.
It is reasonably possible that the unrecognized tax benefits will decrease by up to $180 million over the next twelve months if certain tax matters ultimately settle with the applicable taxing jurisdiction.
We file tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. Our most significant operations remaining following our divestitures of various international operations are the United States and Canada. The oldest tax years that remain subject to examination for those jurisdictions are 2012 and 2011, respectively.